                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         ALL-AMERICAN TERM TRUST INC.

                               ----------------

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 17, 2001

                               ----------------

TO THE SHAREHOLDERS:

  The annual meeting of shareholders of All-American Term Trust Inc. ("Trust") will be held on May 17, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

    (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified; and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 15, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          Dianne E. O'Donnell
                                          Secretary

March 31, 2001
51 West 52nd Street
New York, New York 10019-6114


                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and "FOR" all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                               VALID SIGNATURE
            ------------                               ---------------
      Corporate Accounts
       (1) ABC Corp. .......................... ABC Corp.
                                                John Doe, Treasurer
       (2) ABC Corp. .......................... John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer... John Doe
       (4) ABC Corp. Profit Sharing Plan....... John Doe, Trustee
      Partnership Accounts
       (1) The XYZ Partnership................. Jane B. Smith, Partner
       (2) Smith and Jones, Limited
           Partnership......................... Jane B. Smith, General Partner
      Trust Accounts
       (1) ABC Trust Account................... Jane B. Doe, Trustee
       (2) Jane B. Doe, Trustee u/t/d
        12/18/78............................... Jane B. Doe
      Custodial or Estate Accounts
       (1) John B. Smith, Cust. f/b/o John B.
           Smith, Jr. UGMA/UTMA................ John B. Smith
       (2) Estate of John B. Smith............. John B. Smith, Jr., Executor

                         ALL-AMERICAN TERM TRUST INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                                PROXY STATEMENT

                               ----------------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2001

  This statement is furnished to the shareholders of All-American Term Trust Inc. ("Trust") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Trust to be held on May 17, 2001, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about March 31, 2001.

  A majority of the shares outstanding on March 15, 2001, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and, in the proxies discretion, either FOR or AGAINST any other business that may properly arise at the meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

  As of the record date, March 15, 2001, the Trust had 12,870,413 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or UBS PaineWebber(SERVICE MARK) Inc. ("UBS PaineWebber"), who will not receive any compensation therefor from the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote.

UBS PaineWebber is a service mark of UBS AG.

  Mitchell Hutchins serves as the Trust's investment manager and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of UBS PaineWebber, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

  Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, serves as the Trust's investment sub-adviser.

  The Trust's annual report containing financial statements for the fiscal year ended January 31, 2001 is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

  Proposal 1 relates to the election of directors of the Trust. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

  Mr. Bewkes has served as a director from the Trust's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Trust since May 18, 1995. Other than Mr. Storms, each of the other directors was first elected to the board on April 11, 1996. Mr. Storms has served as a director since May 13, 1999. Effective September 8, 2000, Mary Farrell resigned her position as a Director of the Trust. A nominee has not yet been selected to fill the vacancy created by her resignation. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, one vacancy will remain on the board of directors of the Trust. Proxies cannot be voted for a greater number of persons than the nominees named. None of the current directors and executive officers (18 persons) beneficially owned any shares of the Trust on February 28, 2001.

                                    PRESENT POSITION WITH THE                SHARES OWNED
                                TRUST; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
     NOMINEE; AGE              PAST FIVE YEARS; OTHER DIRECTORSHIPS       FEBRUARY 28, 2001**
     ------------              ------------------------------------       -------------------
Margo N. Alexander*; 54  Director. Mrs. Alexander is chairman (since               --
                         March 1999), and a director of Mitchell Hutchins
                         (since January 1995) and an executive vice
                         president and a director of UBS PaineWebber
                         (since March 1984). She was chief executive
                         officer of Mitchell Hutchins from January 1995
                         to October 2000. Mrs. Alexander is a director or
                         trustee of 22 investment companies for which
                         Mitchell Hutchins, UBS PaineWebber or one of
                         their affiliates serves as investment adviser.


                                     PRESENT POSITION WITH THE                SHARES OWNED
                                 TRUST; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
      NOMINEE; AGE              PAST FIVE YEARS; OTHER DIRECTORSHIPS       FEBRUARY 28, 2001**
      ------------              ------------------------------------       -------------------
Richard Q. Armstrong; 65  Director. Mr. Armstrong is chairman and                   --
                          principal of R.Q.A. Enterprises (management
                          consulting firm) (since April 1991 and principal
                          occupation since March 1995). He is also a
                          director of AlFresh Beverages Canada, Inc. (a
                          Canadian Beverage subsidiary of AlFresh Foods
                          Inc.) (since October 2000). Mr. Armstrong was
                          chairman of the board, chief executive officer
                          and co-owner of Adirondack Beverages (producer
                          and distributor of soft drinks and
                          sparkling/still waters) (October 1993-March
                          1995). He was a partner of The New England
                          Consulting Group (management consulting firm)
                          (December 1992-September 1993). He was managing
                          director of LVMH U.S. Corporation (U.S.
                          subsidiary of the French luxury goods
                          conglomerate, Louis Vuitton Moet Hennessey
                          Corporation) (1987-1991) and chairman of its
                          wine and spirits subsidiary, Schieffelin &
                          Somerset Company (1987-1991). Mr. Armstrong is a
                          director or trustee of 21 investment companies
                          for which Mitchell Hutchins, UBS PaineWebber or
                          one of their affiliates serves as investment
                          adviser.

E. Garrett Bewkes, Jr.*;  Director and Chairman of the board of directors.          --
 74                       Mr. Bewkes serves as a consultant to UBS
                          PaineWebber (since May 1999). Prior to November
                          2000, he was a director of Paine Webber Group
                          Inc. ("PW Group," formerly the holding company
                          of PaineWebber and Mitchell Hutchins) and prior
                          to 1996, he was a consultant to PW Group. Prior
                          to 1988, he was chairman of the board, president
                          and chief executive officer of American Bakeries
                          Company. Mr. Bewkes is a director of Interstate
                          Bakeries Corporation. Mr. Bewkes is a director
                          or trustee of 32 investment companies for which
                          Mitchell Hutchins, UBS PaineWebber or one of
                          their affiliates serves as investment adviser.

Richard R. Burt; 54       Director. Mr. Burt is chairman of IEP Advisors,           --
                          LLP (international investments and consulting
                          firm) (since March 1994) and a partner of
                          McKinsey & Company (management consulting firm)
                          (since 1991). He is also a director of Archer-
                          Daniels-Midland Co. (agricultural commodities),
                          Hollinger International Co. (publishing),
                          Homestake Mining Corp. (gold mining) six
                          investment companies in the Deutsche Bank family
                          of funds, nine investment companies in the Flag
                          Investors family of funds, The Central European
                          Fund, Inc. and The Germany Fund, Inc., vice
                          chairman of Anchor Gaming (provides

                                  PRESENT POSITION WITH THE                SHARES OWNED
                              TRUST; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
    NOMINEE; AGE             PAST FIVE YEARS; OTHER DIRECTORSHIPS       FEBRUARY 28, 2001**
    ------------             ------------------------------------       -------------------
                       technology to gaming and wagering industry)
                       (since July 1999) and chairman of Weirton Steel
                       Corp. (makes and finishes steel products) (since
                       April 1996). He was the chief negotiator in the
                       Strategic Arms Reduction Talks with the former
                       Soviet Union (1989-1991) and the U.S. Ambassador
                       to the Federal Republic of Germany (1985-1989).
                       Mr. Burt is a director or trustee of 21
                       investment companies for which Mitchell
                       Hutchins, UBS PaineWebber or one of their
                       affiliates serves as investment adviser.

Meyer Feldberg; 59     Director. Mr. Feldberg is Dean and Professor of          --
                       Management of the Graduate School of Business,
                       Columbia University. Prior to 1989, he was
                       president of the Illinois Institute of
                       Technology. Dean Feldberg is also a director of
                       Primedia Inc. (publishing), Federated Department
                       Stores, Inc. (operator of department stores) and
                       Revlon, Inc. (cosmetics). Dean Feldberg is a
                       director or trustee of 29 investment companies
                       for which Mitchell Hutchins, UBS PaineWebber or
                       one of their affiliates serves as investment
                       adviser.

George W. Gowen; 71    Director. Mr. Gowen is a partner in the law firm         --
                       of Dunnington, Bartholow & Miller. Prior to May
                       1994, he was a partner in the law firm of Fryer,
                       Ross & Gowen. Mr. Gowen is a director or trustee
                       of 29 investment companies for which Mitchell
                       Hutchins, UBS PaineWebber or one of their
                       affiliates serves as investment adviser.

Frederic V. Malek; 64  Director. Mr. Malek is chairman of Thayer                --
                       Capital Partners (merchant bank) and chairman of
                       Thayer Hotel Investors II and Lodging
                       Opportunities Fund (hotel investment
                       partnerships). From January 1992 to November
                       1992, he was campaign manager of Bush-Quayle
                       '92. From 1990 to 1992, he was vice chairman
                       and, from 1989 to 1990, he was president of
                       Northwest Airlines Inc. and NWA Inc. (holding
                       company of Northwest Airlines Inc.). Prior to
                       1989, he was employed by the Marriott
                       Corporation (hotels, restaurants, airline
                       catering and contract feeding), where he most
                       recently was an executive vice president and
                       president of Marriott Hotels and Resorts. Mr.
                       Malek is also a director of Aegis
                       Communications, Inc. (tele-services), American
                       Management Systems, Inc. (management consulting
                       and computer related services), Automatic Data
                       Processing, Inc. (computing services), CB
                       Richard Ellis, Inc. (real estate services), FPL
                       Group, Inc. (electric

                                 PRESENT POSITION WITH THE                SHARES OWNED
                             TRUST; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
    NOMINEE; AGE            PAST FIVE YEARS; OTHER DIRECTORSHIPS       FEBRUARY 28, 2001**
    ------------            ------------------------------------       -------------------
                      services), Global Vacation Group (packaged
                      vacations), HCR/Manor Care, Inc. (health care),
                      SAGA Systems, Inc. (software company) and
                      Northwest Airlines Inc. Mr. Malek is a director
                      or trustee of 21 investment companies for which
                      Mitchell Hutchins, UBS PaineWebber or one of
                      their affiliates serves as investment adviser.

Carl W. Schafer; 65   Director. Mr. Schafer is president of the                 --
                      Atlantic Foundation (charitable foundation
                      supporting mainly oceanographic exploration and
                      research). He is a director of Labor Ready, Inc.
                      (temporary employment), Roadway Express, Inc.
                      (trucking), The Guardian Group of Mutual Funds,
                      the Harding, Loevner Funds, E.I.I. Realty Trust
                      (investment company), Electronic Clearing House,
                      Inc. (financial transactions processing),
                      Frontier Oil Corporation and Nutraceutix, Inc.
                      (biotechnology company). Prior to January 1993,
                      he was chairman of the Investment Advisory
                      Committee of the Howard Hughes Medical
                      Institute. Mr. Schafer is a director or trustee
                      of 21 investment companies for which Mitchell
                      Hutchins, UBS PaineWebber or one of their
                      affiliates serves as investment adviser.

Brian M. Storms*; 46  Director. Mr. Storms is chief executive officer
                      (since October 2000) and president of Mitchell
                      Hutchins (since March 1999). Mr. Storms was president of Prudential Investments (1996-1999).
                      Prior to joining Prudential he was a managing director at Fidelity Investments. Mr. Storms is president and a director or trustee of 22 investment companies for which Mitchell
                      Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

--------
 * Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins and/or UBS PaineWebber.
** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

  The board of directors of the Trust met six times during the fiscal year ended January 31, 2001. Each director attended 75% or more of the board meetings during the last fiscal year. The Board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Trust's audited financial statements with management; (b) discussed with the independent auditors' the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer, none of whom have any relationship to the Trust that may interfere with the exercise of their independence from management or the Trust. The Audit Committee members are independent as defined under listing standards of the New York Stock Exchange. Each member of the Trust's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or UBS PaineWebber serves as investment adviser. The Audit Committee met once during the fiscal year ended January 31, 2001 and each member attended that meeting.

  The board does not have a standing nominating or compensation committee. The Trust pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the Audit Committees and the audit and contract review committees of individual funds within the PaineWebber fund complex each receive additional compensation aggregating $15,000 annually from the relevant funds. Directors of the Trust who are "interested persons" as defined in the 1940 Act receive no compensation from the Trust. Directors are reimbursed for any expenses incurred in attending meetings.

  Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Trust's directors.

                              COMPENSATION TABLE+

                                                                       TOTAL
                                                                   COMPENSATION
                                                       AGGREGATE     FROM THE
                                                      COMPENSATION TRUST AND THE
                                                          FROM         FUND
NAME OF PERSON, POSITION                               THE TRUST*    COMPLEX**
------------------------                              ------------ -------------
Richard Q. Armstrong, Director.......................    $1,780      $108,232
Richard R. Burt, Director............................     1,780       108,232
Meyer Feldberg, Director.............................     2,504       173,982
George W. Gowen, Director............................     1,750       173,982
Fredric V. Malek, Director...........................     1,780       108,232
Carl W. Schafer, Director............................     1,780       106,372

--------
 + Only independent members of the board are compensated by the Trust and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each director during the fiscal year ended January 31, 2001.
** Represents total compensation paid to each director by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 2000; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

  The Trust's financial statements for the fiscal year ended January 31, 2001, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Trust has selected Ernst & Young as the independent auditors for the Trust for the fiscal year ending January 31, 2002. Ernst & Young has been the Trust's independent auditors since its inception in March 1993. Ernst & Young has informed the Trust that it has no material direct or indirect financial interest in the Trust.

  Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES.

  The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Trust's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Trust's reports to shareholders are $26,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

  There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, Mitchell Hutchins and entities that control, are controlled by or are under common control with Mitchell Hutchins that provide services to the Trust.

ALL OTHER FEES.

  There were $55,300 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Trust, Mitchell Hutchins and entities that control, are controlled by or are under common control with Mitchell Hutchins that provide services to the Trust.

                              EXECUTIVE OFFICERS

  Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, in addition to Mr. Storms (about whom information is given previously), are:

  T. KIRKHAM BARNEBY, age 54, vice president of the Trust (appointed November
2000). Mr. Barneby is a managing director and chief investment officer-- quantitative investments of Mitchell Hutchins. Mr. Barneby is a vice president of nine investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  THOMAS DISBROW, age 35, vice president and assistant treasurer of the Trust (appointed February 2000). Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  AMY R. DOBERMAN, age 39, vice president of the Trust (appointed September
2000). Ms. Doberman is a senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president of 21 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  ELBRIDGE T. GERRY III, age 43, vice president of the Trust (appointed November 2000). Mr. Gerry is a managing director and chief investment officer--short-term strategies and municipals of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of 16 investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  KEVIN J. MAHONEY, age 35, vice president and assistant treasurer of the Trust (appointed May 1999). Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  DIANNE E. O'DONNELL, age 48, vice president and secretary of the Trust (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 21 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  EMIL POLITO, age 40, vice president of the Trust (appointed February 2001). Mr. Polito is the director of investment support and mutual fund services. From July 2000 to October 2000, he was a senior manager of investment systems at Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 22 investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  PAUL H. SCHUBERT, age 38, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Trust. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 22 investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

  KEITH A. WELLER, age 39, vice president and assistant secretary of the Trust (appointed September 1995). Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 22 investment companies for which Mitchell Hutchins, UBS PaineWebber or one of their affiliates serves as investment adviser.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

  Based on a Schedule 13G submitted to the Trust and filed with the SEC, the following shareholder owned more than 5% of the Trust's shares as of the date indicated:

                                                      NUMBER AND PERCENTAGE OF
                                                     SHARES BENEFICIALLY OWNED
       NAME AND ADDRESS                               AS OF FEBRUARY 14, 2001
       ----------------                              -------------------------
       First Union Corporation......................        889,868        6.49%

  The shareholder may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, New York 10019-6114. Management does not know of any other person who owns beneficially 5% or more of the shares of the Trust.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Barneby, Ms. Doberman and Mr. Gerry. These delayed reports did not involve any transactions in the Trust's common stock but rather related to their election as officers. The Trust is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

  Any shareholder who wishes to submit proposals to be considered at the Trust's 2002 annual meeting of shareholders should send such proposals to the Secretary of the Trust at 1285 Avenue of the Americas, New York, New York 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Trust no later than December 1, 2001 and must satisfy other requirements of the federal securities laws.

                                OTHER BUSINESS

  Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                          By order of the board of directors,

                                          Dianne E. O'Donnell
                                          Secretary

March 31, 2001

       It is important that you execute and return your proxy promptly.

                                                                      EXHIBIT A

                         PAINEWEBBER CLOSED-END FUNDS

                            AUDIT COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

  The Audit Committee (the "Committee") of the Board of Directors of each of the closed-end PaineWebber Funds (collectively the "Funds" and, individually, a "Fund") is hereby established on this the 11th day of May, 2000. The primary purpose of the Audit Committee is to oversee each Fund's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the Investment Company Act of 1940 (the "Act"), and by the rules of the New York Stock Exchange, Inc. or other relevant securities exchange on which shares of the Fund are listed.

  The Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and the Fund's financial statements, act as a liaison between the Board of Directors and each Fund's independent auditors and periodically report to the Board of Directors. In performing its duties, the Committee shall have unrestricted access to each Fund's Directors, the independent auditors, and the executive and financial management of the Fund.

COMPOSITION

  The Committee, which will have at least three members at all times, shall be composed of all the non-interested Directors (as defined in the Act) of each Fund's Board of Directors, other than those who are not qualified to serve or who choose not to serve.

  Each member of the Committee must meet the independence and experience requirements set forth in Appendix A. At least one member of each Sub-Committee must also meet the financial expertise requirements set forth in Appendix A.

  The Committee shall elect a chairman, who shall preside over Committee meetings (the "Chairman"), and may elect a deputy chairman to preside in the absence of the Chairman.

SUB-COMMITTEES

  The Committee shall have two Audit Sub-Committees (the "Sub-Committees" or, individually, a "Sub-Committee"). Each member of the Committee shall serve on one of the two Sub-Committees. Each Sub-Committee shall be assigned the responsibility of initially performing the Committee's duties with respect to specific Funds as determined from time to time by the Committee. Each Sub-Committee shall report its findings and recommendations to the full Committee, which will retain ultimate responsibility for audit oversight.

  Each Sub-Committee shall have a Chairman, one of whom shall also be the Chairman of the Committee. The other Sub-Committee Chairman shall be elected by all members of the Committee.

MEETINGS

  The Committee and each Sub-Committee shall meet on a regular basis, but not less frequently than annually. An Agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committee and each Sub-Committee may invite Fund officers and other interested parties to participate in meetings. The Committee and each Sub-Committee may, in its discretion, meet in executive session outside the presence of Fund officers and other parties.

  A majority of the Committee's and each Sub-Committee's members shall constitute a quorum. However, if either Sub-Committee does not have a quorum but a quorum of the Committee as a whole is present, the committee as a whole may act in the Sub-Committee's place. At any meeting of the Committee or a Sub-Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. Members may attend telephonically or otherwise whereby they can hear and be heard by all other attendees.

REPORTING

  The Committee Chairman (and, as necessary, the Chairman of any Sub-Committee) shall report to the Board of Directors on the result of its reviews and make such recommendations as deemed appropriate. The Committee and each Sub-Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

DUTIES AND RESPONSIBILITIES

  As a general rule, each Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors of each Fund, subject to the requirements of the Act. In addition, the Committee and each designated Sub-Committee shall have the following specific duties and responsibilities:

 Audit Oversight

  . In connection with the organization of each Fund and annually thereafter, recommend to the Board of Directors the selection of an independent public accounting firm.

  . Review the scope of each Fund's proposed audit each year, including the extent of audit and non-audit services provided to each Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

  . Ensure that the independent auditors for each Fund submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and each Fund consistent with Independence Standards Board Standard No. 1.

  . Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

  . Recommend that the Board of Directors of each Fund take appropriate action in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the independent auditors.

  . Discuss with Management the performance of the independent auditors, Management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board of Directors regarding the retention of the independent auditors.

  . Review and discuss with independent auditors and Management each Fund's annual report to shareholders and significant accounting policies underlying the reports and their presentation to the public.

  . Discuss with each Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

  . Discuss with each Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

  . Review with each Fund's independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

  . As necessary, review with the independent auditors and Management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on a Fund's financial statements.

  . Make recommendations to the Board of Directors of each Fund, based on the Committee's review and discussions with each Fund's independent auditors and Management, with respect to each Fund's financial statements as to whether the financial statements should be included in each Fund's annual report for the previous fiscal year.

 Other

  . Review with each Fund's Management, investment adviser and, if applicable, sub-adviser:

    (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

    (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

ANNUAL REVIEW

  The Committee shall review and reassess the adequacy of this charter on an annual basis.

AMENDMENTS

  This charter may be amended by a vote of the Board.

LIMITS ON COMMITTEE LIABILITY

  Except under extraordinary circumstances, actions taken by the Committee as a whole shall not subject the Committee members to any personal liability.

  The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                     APPENDIX A

INDEPENDENCE REQUIREMENTS

  In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

  . A Director who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

  . A Director: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors of that Fund determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

    "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director is affiliated and the Fund, (b) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director and the Fund.

  . A Director who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

  . A Director who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

  One Independent Director who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors of the PaineWebber Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

  Each member of the Committee must be "financially literate." A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

  At least one member of each Sub-Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

--------------------------------------------------------------------------------

                                                                    ALL-AMERICAN
                                                                 TERM TRUST INC.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                    ALL-AMERICAN
                                                                 TERM TRUST INC.

--------------------------------------------------------------------------------

              -----------------------------------------------------------------

              NOTICE OF
              ANNUAL MEETING
              TO BE HELD ON
              MAY 17, 2001
              AND
              PROXY STATEMENT

              -----------------------------------------------------------------
PROXY
STATEMENT

                                     PROXY

                         ALL-AMERICAN TERM TRUST INC.

                Annual Meeting of Shareholders -- May 17, 2001

        The undersigned hereby appoints as proxies Scott Griff and Jeanne Louther and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of All-American Term Trust Inc.

                            YOUR VOTE IS IMPORTANT

        Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------



[X]  Please mark                                                                                                          ______
     votes as in                                                                                                                |
     this example.                                                                                                              |

     The Board of Directors recommends a vote "FOR"

     1. To elect as directors:

        (01) Margo N. Alexander, (02) Richard Q. Armstrong,
        (03) E. Garrett Bewkes, Jr., (04) Richard R. Burt,
        (05) Meyer Feldberg, (06) George W. Gowen,
        (07) Frederic V. Malek, (08) Carl W. Schafer, (09) Brian M. Storms.

              FOR     [  ]          [  ]  WITHHOLD
              ALL                         FROM ALL
            NOMINEES                      NOMINEES
                                                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]
    [    ]
           _________________________________________
           FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE.
                                                                          This proxy will not be voted unless it is dated and
                                                                          signed exactly as instructed below:

                                                                          If shares are held by an individual, sign your name
                                                                          exactly as it appears on this card. If shares are held
                                                                          jointly, either party may sign, but the name of the
                                                                          party signing should conform exactly to the name shown
                                                                          on this proxy card. If shares are held by a corporation,
                                                                          partnership or similar account, the name and the capacity
                                                                          of the individual signing the proxy card should be
                                                                          indicated unless it is reflected in the form of
                                                                          registration. For example: "ABC Corp., John Doe,
                                                                          Treasurer."

                                                                          Sign exactly as name appears hereon.




Signature:
(if held jointly) _____________________________________ Date: ___________ Signature: __________________________ Date: ____________
